                     Exhibit 24
THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that KATHRYN W. DINDO, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2020, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 19, 2020	/s/ Kathryn W. Dindo
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that PAUL J. DOLAN, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2020, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 19, 2020	/s/ Paul J. Dolan
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that JAY L. HENDERSON, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2020, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 19, 2020	/s/ Jay L. Henderson
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that GARY A. OATEY, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2020, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 19, 2020	/s/ Gary A. Oatey
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that KIRK L. PERRY, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2020, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 19, 2020	/s/ Kirk L. Perry
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that SANDRA PIANALTO, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2020, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 19, 2020	/s/ Sandra Pianalto
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that NANCY LOPEZ RUSSELL, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2020, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 19, 2020	/s/ Nancy Lopez Russell
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that ALEX SHUMATE, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2020, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 19, 2020	/s/ Alex Shumate
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that MARK T. SMUCKER, President and Chief Executive Officer and director of The J. M. Smucker Company, hereby appoints Tucker H. Marshall and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2020, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 19, 2020	/s/ Mark T. Smucker
Date	President and Chief Executive Officer and Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. SMUCKER, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2020, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 19, 2020	/s/ Richard K. Smucker
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that TIMOTHY P. SMUCKER, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2020, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 19, 2020	/s/ Timothy P. Smucker
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that DAWN C. WILLOUGHBY, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2020, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 19, 2020	/s/ Dawn C. Willoughby
Date	Director